UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2008

ORCA INTERNATIONAL LANGUAGE SCHOOLS INC.
(Exact name of registrant as specified in its charter)

British Columbia
(State or other jurisdiction of incorporation)

333-145195
(Commission File Number)

N/A
(IRS Employer Identification No.)

1685 - 58A Street, Delta BC Canada V4L 1X5
(Address of principal executive offices and Zip Code)

604-817-0534
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements which relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “intends” “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” on page 4, that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms “we”, “us” and “our company” refer to Orca International Language Schools Inc.

Item 5.01 Changes in Control of Registrant.

On July 24, 2008, pursuant to the terms of a share transfer agreement dated July 2, 2008 among Stuart Wooldridge, SGB C&C Investment Ltd. and our company, SGB C&C Investment Ltd. acquired 2,635,000 shares of our common stock from Mr. Wooldridge. Under the terms of the agreement, subject to compliance with applicable securities laws, we agreed to appoint the nominees of SGB C&C Investment Ltd. to the our board of directors and all of our current directors except for Stuart Wooldridge agreed to resign as directors. The 2,635,000 shares of our common stock acquired by SGB C&C Investment Ltd. represented 51.96% of our total issued and outstanding share capital based on 5,071,210 of common shares issued and outstanding as of July 24, 2008. Accordingly, we include in this current report on Form 8-K information on the business of Orca International Language Schools, Inc. that would be required if we were filing a general form for registration of securities on Form 10.

EXECUTIVE SUMMARY

We were incorporated in the province of British Columbia, Canada under the name “Slocan Valley Minerals Ltd.” on November 6, 1997 with an authorized share capital of 10,000,000 common shares without par value. Following our incorporation we were not actively engaged in any business activities. On June 1, 2004 we increased our authorized share capital from 10,000,000 common shares without par value to an unlimited number of common shares without par value. On June 11, 2004 we changed our name to “Orca International Language Schools Inc.” by filing a Certificate of Name Change with Ministry of Finance Corporate and Personal Property Registries.

Our goal has been to provide management services to schools in the international education industry based on the principles of: improving their administrative, operational, marketing, sales and human resources functions; building links with other schools worldwide to foster student exchange; and repositioning the schools to concentrate their curriculum on preparing students for one of the three major English proficiency tests. We have been searching for a school as the initial client but we have not been successful in finding any such school. Since we have incurred loss totaling $157,118 since November 6, 1997 and have cash in the amount of $3,592 as at March 31, 2008, our board of directors has decided to explore the possibility of adopting a different business plan to protect our shareholders value.

RISK FACTORS

Shares of our common stock are considered speculative during the development stage of our new business operations. We operate in a dynamic and rapidly changing industry that involves numerous risks and uncertainties. The risks and uncertainties described below are not the only ones we face. Other risks and uncertainties, including those that we do not currently consider material, may impair our business. If any of the risks discussed below actually occur, our business, financial condition, operating results or cash flows could be materially adversely affected. This could cause the trading price of our securities to decline, and you may lose all or part of your investment. Prospective investors should consider carefully the risk factors set out below.

Risks Related to Our Company

We have a limited operating history and if we are not successful in operating our business, then investors may lose all of their investment in our company.

We have a limited operating history. Our business is subject to the risks and expenses encountered by start up companies, such as uncertainties regarding our level of future revenues and our inability to budget expenses and manage growth accordingly and our inability to access sources of financing when required and at rates favorable to us. Our limited operating history and the highly competitive nature of the business in which we plan to operate will make it difficult or impossible to predict future results of our operations. If we are not successful in operating our business, then investors may lose all of their investment in our company.

We have a history of losses and have a deficit, which raises substantial doubt about our ability to continue as a going concern.

We have not generated any revenues since our date of inception and we will continue to incur operating expenses without revenues until we acquire school(s) as clients, commence our business and finally, achieve a profitable level of operations. Our net loss since inception to March 31, 2008 was $157,118. We had cash in the amount of $3,592 as of March 31, 2008. We currently do not have any operations and we have no income. We estimate our average monthly operating expenses to be approximately $5,000 each month. We cannot provide assurances that we will be able to successfully develop our business. These circumstances raise substantial doubt about our ability to continue as a going concern as described in an explanatory paragraph to our independent auditors’ report on our audited financial statements, dated June 10, 2008. If we are unable to continue as a going concern, investors will likely lose all of their investments in our company.

Our future is dependent upon our ability to obtain financing and if we do not obtain such financing, we may have to cease our exploration activities and investors could lose their entire investment.

There is no assurance that we will operate profitably or will generate positive cash flow in the future. We will require additional financing in order to proceed beyond the first few months of our plan of operations. We will require additional financing to sustain our business operations if we are not successful in earning revenues. We currently do not have any arrangements for further financing and we may not be able to obtain financing when required. Our future is dependent upon our ability to obtain financing. If we do not obtain such financing, our business could fail and investors could lose their entire investment.

Because we may never earn revenues from our operations, our business may fail.

We anticipate that we will incur increased operating expenses without realizing any revenues. We therefore expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from our business, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide no assurance that we will generate any revenues or ever achieve profitability. If we are unsuccessful in addressing these risks, our business will fail and investors may lose all of their investment in our company.

Because our directors, executive officers, and principal shareholders control a large percentage of our common stock, such insiders have the ability to influence matters affecting our shareholders.

Our directors and executive officers, in the aggregate, beneficially own 85.51% of the issued and outstanding shares of our common stock. As a result, they have the ability to influence matters affecting our shareholders, including the election of our directors, the acquisition or disposition of our assets, and the future issuance of our shares. Because our directors, executive officers and principal shareholders control such shares, investors may find it difficult to replace our management if they disagree with the way our business is being operated. Because the influence by these insiders could result in management making decisions that are in the best interest of those insiders and not in the best interest of the investors, you may lose some or all of the value of your investment in our common stock.

Our directors and executive officers are engaged in other business activities and accordingly may not devote sufficient time to our business affairs, which may affect our ability to conduct operations and generate revenues.

Our directors and executive officers are involved in other business activities. Stuart Wooldridge, our President, Secretary and Director spends approximately 20 hours, or 50%, of his business time on the management of our company and each of our other directors, Paul Clark, Qiang Benjamin Han and Sherri Macdonald, spend approximately four hours, or 10%, of their business time on the management of our company. As a result of their other business endeavors, they may not be able to devote sufficient time to our business affairs, which may negatively affect our ability to conduct our ongoing operations and our ability to generate revenues. In addition, the management of our company may be periodically interrupted or delayed as a result of their other business interests.

All of our assets and all of our directors and executive officers are outside the United States, with the result that it may be difficult for investors to enforce within the United States any judgments obtained against us or any of our directors or officers.

All of our assets are located outside the United States and we do not currently maintain a permanent place of business within the United States. In addition, all of our directors and executive officers are nationals and/or residents of countries other than the United States, and all or a substantial portion of such persons’ assets are located outside the United States. As a result, it may be difficult for investors to enforce within the United States any judgments obtained against us or our officers or directors, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state thereof. Consequently, you may be effectively prevented from pursuing remedies under U.S. federal securities laws against them.

Risks Related to Our Common Stock

There is no active trading market for our common stock and if a market for our common stock does not develop, our investors will be unable to sell their shares.

There is currently no active trading market for our common stock and such a market may not develop or be sustained. We engaged a market maker to file a Form 15c-211 to qualify our shares for quotation on the Financial Industry Regulatory Authority’s Over-the-Counter Bulletin Board. On May 6, 2008, our common stock became eligible for quotation on the Over-the-Counter Bulletin Board under the symbol “OALSF”. Further, the Over-the-Counter Bulletin Board is not a listing service or exchange, but is instead a dealer quotation service for subscribing members. If a public market for our common stock does not develop, then investors may not be able to resell the shares of our common stock that they have purchased and may lose all of their investment. If we do establish a trading market for our common stock, the market price of our common stock may be significantly affected by factors such as actual or anticipated fluctuations in our operation results, general market conditions and other factors. In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices for the shares of developmental stage companies, which may materially adversely affect the market price of our common stock.

We do not intend to pay dividends on any investment in the shares of stock of our company.

We have never paid any cash dividends and currently do not intend to ever pay any cash dividends. To the extent that we require additional funding currently not provided for in our financing plan, our funding sources may prohibit the payment of a dividend. Because we do not intend to declare dividends, any gain on an investment in our company will need to come through an increase in the stock’s price. This may never happen and investors may lose all of their investment in our company.

Our common stock is a penny stock. Trading of our stock may be restricted by the SEC’s penny stock regulations, which may limit a shareholder’s ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker or dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, brokers or dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for brokers or dealers to recommend that their customers buy our common stock, which may prevent you from reselling your shares and may cause the price of the shares to decline.

DESCRIPTION OF OUR BUSINESS

Corporate Overview and History

We were incorporated in the province of British Columbia, Canada under the name “Slocan Valley Minerals Ltd.” on November 6, 1997 with an authorized share capital of 10,000,000 common shares without par value. Following our incorporation we were not actively engaged in any business activities. On June 1, 2004 we increased our authorized share capital from 10,000,000 common shares without par value to an unlimited number of common shares without par value. On June 11, 2004 we changed our name to “Orca International Language Schools Inc.” by filing a Certificate of Name Change with Ministry of Finance Corporate and Personal Property Registries.

Our goal has been to provide management services to schools in the international education industry based on the principles of: improving their administrative, operational, marketing, sales and human resources functions; building links with other schools worldwide to foster student exchange; and repositioning the schools to concentrate their curriculum on preparing students for one of the three major English proficiency tests. We have been searching for a school as the initial client but we have not been successful in finding any such school. Since we have incurred loss totaling $157,118 since November 6, 1997 and have cash in the amount of $3,592 as at March 31, 2008, our board of directors has decided to explore the possibility of adopting a different business plan to protect our shareholders value.

Employees

Currently our only employee is Stuart Wooldridge our President, Secretary and Director. At present we do not anticipate hiring employees in the near future. However, we will hire independent contractors.

DESCRIPTION OF PROPERTY

Our principal executive office is located at 1685 58A Street, Delta, British Columbia, Canada V4L 1X5. Our telephone number is (604) 817-0534. Our President, Stuart Wooldridge, has donated the use of our office facility at a rate of CDN$250 per month to our company. We believe our current premises are adequate for our current operations and we do not anticipate that we will require any additional premises in the foreseeable future. When and if we require additional space, we intend to move at that time.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

PLAN OF OPERATIONS

Overview

The following discussion should be read in conjunction with our audited financial statements and the related notes that appear elsewhere in this registration statement and prospectus. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include those discussed below and elsewhere in this registration statement and prospectus, particularly in the section entitled “Risk Factors” beginning on page 4.

Our audited financial statements are stated in United States dollars and are prepared in accordance with United States generally accepted accounting principles.

Our goal has been to provide management services to schools in the international education industry (hereafter “clients” or “schools”) based on the principles of: improving their administrative, operational, marketing, sales and human resources functions; building links with other schools worldwide to foster student exchange; and repositioning the schools to concentrate their curriculum on preparing students for one of the three major English proficiency tests.

We have been searching for a school as the initial client but we have not been successful in finding any such school. Since we have incurred losses totaling $157,118 since November 6, 1997 and have cash in the amount of $3,592 as at March 31, 2008, our board of directors has decided to explore the possibility of adopting a different business plan to protect our shareholders’ value.

Results of Operations

Becoming and Operating as a Public Company

We filed a registration statement on August 7, 2007. This registration statement was our first step toward becoming a public company. The registration statement became effective on September 13, 2007 and we are now subject to the reporting requirements of Section 15(d) of the Exchange Act, and will be required to file disclosure documents with the Securities and Exchange Commission. We expect to incur on-going legal expenses to comply with our reporting responsibilities as a public company under the Exchange Act, as amended. We estimate our legal, audit and accounting expenses for the next 12-month period to be approximately $40,000.

Capital Resource Requirements

We estimate our general administrative expenses and working capital requirements for the next 12-month period to be as follows:

Automobile	6,000
Office Expenses	6,000
Telephone and Communications	2,000
Travel	10,000
Accounting	20,000
Legal	20,000
Total	64,000

For the next 12 months we plan to explore opportunities to adopt a business plan other than the current business of providing management services to schools in the international education industry. These endeavors will cost approximately $64,000. As of March 31, 2008 we had a working capital deficit of $55,532. We have no income from operations. We will require additional funds to implement our plans. So far, some of our directors and officers have been loaning our company money to meet our cash requirements. We may also consider raising funds through equity financing, debt financing, or other sources, which may result in the dilution in the equity ownership of our shares. We will also require additional financing to sustain our business operations if we are not successful in earning revenues. We currently do not have any arrangements for further financing and we may not be able to obtain financing when required. Our future is dependent upon our ability to obtain financing.

As at March 31, 2008 we had $59,981 in current liabilities. Our financial statements report a net loss of $157,118 for the period from November 6, 1997 (date of inception) to March 31, 2008. Our net loss is primarily due to accounting, legal, travel expenses and management fees.

We have suffered recurring losses from operations. The continuation of our business is dependent upon obtaining further financing, the capturing of schools as clients, commencing our business and achieving a profitable level of operations. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current shareholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

Liquidity and Capital Resources

Working Capital

	As at	As at	Percentage
	March 31, 2008	December 31, 2007	Increase / (Decrease)
Current Assets	$4,449	$4,697	(5.28%	)
Current Liabilities	$59,981	$51,103	17.37%
Working Capital (Deficit)	$(55,532)	$(46,406)	19.67%

We will require additional financing in order to enable us to proceed with our plan of operations, as discussed above, including approximately $64,000 over the next 12 months to pay for our ongoing general and administrative expenses. These expenses include legal, accounting and other professional fees associated with our being a reporting company under the Exchange Act. These cash requirements are in excess of our current cash and working capital resources. Accordingly, we will require additional financing in order to continue operations and to repay our liabilities. There is no assurance that any party will advance additional funds to us in order to enable us to sustain our plan of operations or to repay our liabilities.

We anticipate our operating expenses will increase as we undertake our plan of operations. The increase will be attributable to the retention of consultant experts, traveling expenses, and development expenses as we explore opportunities to adopt a business plan other than the current business of providing management services to schools in the international education industry. We anticipate our ongoing operating expenses will also increase as a result of our ongoing reporting requirements under the Exchange Act.

Going Concern

Presently, our revenues are not sufficient to meet operating and capital expenses and we have incurred operating losses since inception, which are likely to continue for the foreseeable future. We anticipate that we will have negative cash flows during the year ended March 31, 2008. We anticipate the need to raise additional capital to fund operations over the next 12 months. We intend to raise the capital required to satisfy our needs primarily through the sale of our equity securities or debt. We will attempt to minimize costs until more cash is available through financing or operating activities.

Due to the uncertainty of our ability to meet our current operating and capital expenses, in their report dated June 10, 2008 on the annual financial statements for the year ended March 31, 2008, filed in this annual report, our independent registered public accounting firm included an explanatory paragraph regarding concerns about our ability to continue as a going concern in their audit report.

There is substantial doubt about our ability to continue as a going concern as the continuation of our business is dependent upon obtaining further financing and achieving a profitable level of operations.

Off-Balance Sheet Arrangements

Our company has no outstanding derivative financial instruments, off-balance sheet guarantees, interest rate swap transactions or foreign currency contracts. Our company does not engage in trading activities involving non-exchange traded contracts.

Application of Critical Accounting Policies and Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses in the reporting period. We regularly evaluate our estimates and assumptions related to useful life and recoverability of long-lived assets, donated expenses, and deferred income tax valuation allowances. We base our estimates and assumptions on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by us may differ materially and adversely from our estimates. To the extent there are material differences between our estimates and the actual results, our future results of operations will be affected.

We believe the following critical accounting policies require us to make significant judgments and estimates in the preparation of our financial statements:

Long-Lived Assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, we test long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life.

Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The Company is currently evaluating the impact of SFAS No. 161 on its financial statements, and the adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations”. This statement replaces SFAS 141 and defines the acquirer in a business combination as the entity that obtains control of one or more businesses in a business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at the acquisition date, measured at their fair values as of that date. SFAS 141R also requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Financial Statements Liabilities –an Amendment of ARB No. 51”. This statement amends ARB 51 to establish accounting and reporting standards for the Noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement is not expected to have a material effect on our financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on our future reported financial position or results of operations.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statements No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing a two-step method of first evaluating whether a tax position has met a more likely than not recognition threshold and second, measuring that tax position to determine the amount of benefit to be recognized in the financial statements. FIN 48 provides guidance on the presentation of such positions within a classified statement of financial position as well as on de-recognition, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of this statement did not have a material effect on our reported financial position or results of operations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 24, 2008, there were 5,071,210 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock. Unless otherwise noted, we believe that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table:

Title of Class of Shares	Name and Address of beneficial owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)(2)
common shares	Paul Clark 1040 – 8th Avenue Salmon Arm, BC V1E 4A4	5,000	0.10%
common shares	Qian Benjamin Han Fang Zhuang Fang Cheng Yuan 1 Qu 1# Lou Ding Men 603, Feng Tai District, Beijing, P.R China Post Code:100078	100,000	1.97%

Title of Class of Shares	Name and Address of beneficial owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)(2)
common shares	StuartWooldridge 1685 – 58A Street Delta, BC V4L 1X5	1,571,210	30.98%
common shares	Sherry MacDonald(3) 1767 Keloka Drive Kelowna, BC V1Z 2Y3	25,000	0.49%
common shares	SGB C&C Investment Ltd. #909 – 6081 No. 3 Road Richmond, BC V6Y 2B2	2,635,000	51.96%
	Total Directors and Officers as a Group (4 persons)	4,336,210	33.55%

1

Regulation S-B under the Exchange Act, defines a beneficial owner of a security as any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on June 9, 2008.

2	Based on 5,071,210 shares outstanding as of July 24, 2008.

3	Ms. MacDonald holds her shares through her holding company, Trout Creek Point Holdings Ltd.

Securities Authorized for Issuance under Equity Compensation Plans

We have not adopted a stock option plan and have not granted any stock options. Accordingly, no stock based compensation has been recorded to date.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	Nil	Nil	Nil
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	Nil	Nil	Nil

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers, Promoters and Control Persons

All directors of our company hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Stuart Wooldridge	President, Secretary and Director	47	May 2, 2003
Qiang Benjamin Han(1)	Director	25	July 31, 2007
Paul Clark(1)	Director	46	July 31, 2007
Sherri Macdonald(1)	Director	44	July 31, 2007

(1) Pursuant to the share transfer agreement dated July 2, 2008 among Stuart Wooldridge, SGB C&C Investment Ltd. and our company, SGB C&C Investment Ltd., these individuals have agreed to resign as directors of our company. However, because our company will be holding an annual general meeting soon, they will decline nomination to be elected as directors rather than resigning.

Set forth below is a brief description of the background and business experience of each of our directors and executive officers for the past five years:

Stuart Wooldridge – President, Secretary and Director

Stuart Wooldridge was appointed as our President, Secretary and Director on May 2, 2003. Since January, 1993 he has been a self employed business consultant working with companies in the petroleum, automotive, and software sectors. He is a director and Audit Committee Chair of Vendtek Systems Inc., a company listed on the Toronto Stock Exchange’s Venture Exchange. He is a director of Yuntone Capital Corporation, a Capital Pool Company that is preparing a prospectus for listing on the TSX Venture Exchange. Since 2002, he has designed curriculum, served as Area Chair of Business, and taught domestic and international students at the University of Phoenix and the New York Institute of Technology. In 2006, he was awarded the Sperling Award for Teaching Excellence. He spends approximately 20 hours, or 50%, of his business time on the management of our company weekly.

He graduated with a Bachelor of Commerce degree from the University of British Columbia in April, 1984 and a Masters of Business Administration degree from the University of British Columbia in November 1992.

Qiang Benjamin Han - Director

Qiang Benjamin Han was appointed as a Director on July 31, 2007. He earned his Master of Business Administration degree from NYIT in August 2006.

From May 2006 to April 2007, he was the chief representative and general manager of Beijing Blenz Coffee Ltd., responsible for development of franchised coffee restaurants in China. From 2004 to 2006, he was an international student assistant for Kwantlen University in Vancouver, British Columbia. Mr. Han plans to dedicate approximately 4 hours a week to the affairs of our company.

Paul Clark - Director

Paul Clark was appointed as a Director on July 31, 2007.

Since 1999, he has provided marketing consulting and research services to clients wishing to expand their operations in China. He is fluent in Mandarin, and resided in Shanghai frequently since 1990. His experience also includes teaching as a sessional instructor with Thompson Rivers University in Kamloops, British Columbia.

He graduated with a Bachelor of Arts degree from the University of Victoria in April 1987 and earned his Masters of Business Administration degree from the Ivey School of Business in April 2002. Mr. Clark plans to dedicate approximately 4 hours a week to the affairs of our company.

Sherri Macdonald - Director

Sherri Macdonald was appointed as a Director on July 31, 2007.

Sherri Macdonald has experience in project management in both business and not-for-profit sectors. In the course of her duties as the president of a private holding company she oversees the management of diverse investments and businesses including land holdings, a manufacturing company and a stock portfolio.

Since 1999, she has managed private holding companies in a number of industries in the Summerland BC region. Between 2000 and 2004 she was regional manager for Junior Achievement BC. She graduated with a Bachelor of Science (Honours) in November 1986 and a Master of Public Administration in November 1991, both from the University of Victoria.

She is a director and Compensation Committee Chairperson of Vendtek Systems Inc., a company listed on the Toronto Stock Exchange’s Venture Exchange. She will devote approximately four hours per week on company business.

Significant Employees

Currently our only employee is Stuart Wooldridge our President, Secretary and Director. At present we do not anticipate hiring employees in the near future. However, we will hire independent contractors.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings.

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) ;

3.

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

4.

Being found by a court of competent jurisdiction (in a civil action) , the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Code of Ethics

We have not yet adopted a Code of Ethics but intend to do so in the near future.

Committees of the Board of Directors

All proceedings of the board of directors for the year from inception to March 31, 2008, were conducted by resolutions consented to in writing by the board of directors and filed with the minutes of the proceedings of the directors. Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by the board of directors.

Our company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our President, Stuart Wooldridge, at the address appearing on the first page of this annual report.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended March 31, 2008; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended March 31, 2007, who we will collectively refer to as our named executive officers, of our company for the years ended March 31, 2008 and 2007 are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Stuart Wooldridge(1)	2008 2007	Nil 3,133	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil 3,133

[1]	Stuart Wooldridge was appointed as our President, Secretary and Director on May 2, 2003. Mr. Wooldridge received compensation in form of management service fees from our company.

Outstanding Equity Awards at Fiscal Year-End

As at March 31, 2008, we had not adopted any equity compensation plan and no stock, options, or other equity securities were awarded to our principal executive officer or two other most highly compensated executive officers.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. During the year ended March 31, 2007, no director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Employment Agreements with our Named Executive Officers

We have not entered into any employment agreement or consulting agreements with our directors and executive officers. There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER TRANSACTIONS

Market Information

Our common stock is not now, nor has ever been, traded on any market or securities exchange, and we have not applied for listing or quotation on any public market. There is currently no public trading market for our common stock. We do not have any common stock subject to outstanding options or warrants.

As of the date of this annual report, our company’s issued and outstanding shares were 5,071,210.

We engaged a market maker to file a Form 15c-211 to qualify our shares for quotation on the Financial Industry Regulatory Authority’s Over-the-Counter Bulletin Board. On May 6, 2008, our common stock became eligible for quotation on the Over-the-Counter Bulletin Board under the symbol “OALSF”. However, there is no assurance that a public market will materialize for our common stock.

Holders

As of July 8, 2008 there are 27 registered holders of record of our common stock.

Our transfer agent is Pacific Stock Transfer Company, 500 E. Warm Springs Road, Suite 240, Las Vegas NV 89119, Phone: (702) 361-3033, Fax: (702) 433-1979

Dividends

We have not declared any dividends on our common stock since the inception of our company. There is no restriction in our articles of incorporation and bylaws that will limit our ability to pay dividends on our common stock. However, we do not anticipate declaring and paying dividends to our shareholders in the near future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

Other than as listed below, no director, officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction, during the year ended March 31, 2008 in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last three completed fiscal years.

1.

Mr. Stuart Wooldridge, our President, provides office premises to us valued at CDN$250 per month. During the year ended March 31, 2008, donated rent of $2,904 was charged to operations. During the year ended March 31, 2007, donated rent of $2,635 was charged to operations.

2.

During the year ended March 31, 2008, we incurred $5,809 for donated management services provided by Mr. Stuart Wooldridge, our President. During the year ended March 31, 2007, we incurred and paid $3,133 for management services provided by Mr. Stuart Wooldridge, our President.

3.

As at March 31, 2008, we owe $11,326 to Mr. Stuart Wooldridge, our President. As at March 31, 2007, we owe $2,203 to Mr. Stuart Wooldridge, our President. The amount owing is unsecured, non-interest bearing and is due on demand.

Promoters

Our promoter is Stuart Wooldridge, our President, Secretary and Director.

Director Independence

Our common stock is not listed on any stock exchange or inter-dealer quotation system. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15) (the “Rule”). Under the Rule, a director is not considered to be independent if he or she is also an executive officer or employee of the company. The members of our board of directors also act as executive officers so we currently do not have any independent directors.

Item 9.01 Financial Statements and Exhibits

Exhibits

10.1	Share transfer agreement dated July 2, 2008 among Stuart Wooldridge, SGB C&C Investment Ltd. and our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCA INTERNATIONAL LANGUAGE SCHOOLS INC.

By: /s/ Stuart Wooldridge

Stuart Wooldridge
Chief Executive Officer and Director

Date: August 5, 2008